UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 22, 2005
(Date of earliest event reported: April 19, 2005)

McAFEE, INC.

(Exact Name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of incorporation)	Commission File No.: 001-31216	77-0316593 (I.R.S. Employer Identification No.)

3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)

(408) 346-3832
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On April 19, 2005 the Compensation Committee of the Board of Directors of McAfee, Inc. (The “Registrant”) approved annual compensation increases for the Section 16 officers of the Registrant for 2005. A summary of the new compensation amounts is set forth in Exhibit 10.1, which is attached hereto and is incorporated herein by reference,

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

10.1	Executive Officer Annual Compensation for Fiscal Year Ending December 31, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAFEE, INC.
Date: April 22, 2005	By:	/s/ Kent H. Roberts
Kent H. Roberts
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Officer Annual Compensation for Fiscal Year Ending December 31, 2005